PACIFIC GLOBAL FUND, INC.

D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED DECEMBER 24, 2015

TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015

This Supplement updates information contained in the Statement of Additional Information for Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc. (the “Company”), dated May 1, 2015.  Please keep this Supplement together with your Prospectus and Statement of Additional Information for future reference.

Page 44 - Replace the section headed “Independent Registered Public Accounting Firm” in its entirety with the following:

Effective November 17, 2015, Ernst & Young LLP, whose address is 725 S. Figueroa Street, Los Angeles, CA 90017, is no longer the independent auditor for the Company.  BBD, LLP, whose address is 1835 Market Street, 26th Floor, Philadelphia, PA 19103, has been appointed as the independent registered public accounting firm for the Company. Their selection was approved by the Manager, by the Audit Committee of the Board of Directors and by the Company’s Board of Directors.  BBD, LLP will complete independent audits for the Company for the year ended December 31, 2015.